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                                                                    EXHIBIT 10.1

                            ATRIX LABORATORIES, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

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                             Effective June 3, 2002

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                            ATRIX LABORATORIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

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                                                                                                          Page

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1.  PURPOSE..............................................................................................   1

2.  DEFINITIONS AND CAPITALIZED TERMS....................................................................   1

3.  ELIGIBILITY..........................................................................................   4

4.  DEFERRAL OF COMPENSATION.............................................................................   4

       4.1      Election to Defer........................................................................   4

       4.2      Date of Deferral.........................................................................   4

       4.3      Multiple Elections.......................................................................   5

       4.4      Annual Elections.........................................................................   5

       4.5      No Hardship Adjustments..................................................................   5

5.  DEFERRED COMPENSATION ACCOUNTS.......................................................................   5

       5.1      Maintenance of Accounts..................................................................   5

       5.2      Investment Elections.....................................................................   6

       5.3      Investment Earnings or Losses............................................................   6

       5.4      Investment of Unpaid Balances............................................................   7

       5.5      Company's General Assets.................................................................   7

6.  EFFECT ON EMPLOYEE BENEFITS..........................................................................   7

7.  PAYMENT OF DEFERRED COMPENSATION ACCOUNTS............................................................   7

       7.1      Income Tax Obligations...................................................................   7

       7.2      In-Service Withdrawals/Distributions.....................................................   8

       7.3      Termination of Employment................................................................   8

       7.4      Disability...............................................................................   9

       7.5      Retirement...............................................................................   9

       7.6      Death Prior to Commencement of Distributions.............................................   9

       7.7      Death After Commencement of Distributions................................................   9

       7.8      Withholding and Other Tax Consequences...................................................  10

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
8.  FUNDING..............................................................................................  10

9.  NON-ALIENATION OF BENEFITS...........................................................................  10

10. LIMITATION OF RIGHTS.................................................................................  10

11. BEST PAYMENTS........................................................................................  11

12. NOTICE UNDER WARN....................................................................................  11

13. AMENDMENT OR TERMINATION OF THE PLAN.................................................................  11

14. ADMINISTRATIVE PROCEDURES AND DISPUTE RESOLUTION.....................................................  12

       14.1     Plan Administrator.......................................................................  12

       14.2     Plan Administrator Organization and Procedures...........................................  12

       14.3     Administrative Authority.................................................................  13

       14.4     Expenses.................................................................................  13

       14.5     Insurance................................................................................  13

       14.6     Claims Procedure.........................................................................  13

       14.7     Appeal Procedures........................................................................  14

       14.8     Arbitration..............................................................................  14

       14.9     Notices..................................................................................  15

       14.10    Indemnification..........................................................................  15

15. MISCELLANEOUS........................................................................................  16

       15.1     Alternative Acts and Times...............................................................  16

       15.2     Masculine and Feminine, Singular and Plural..............................................  16

       15.3     Governing Law and Severability...........................................................  16

       15.4     Facility of Payment......................................................................  16

       15.5     Correction of Errors.....................................................................  17

       15.6     Missing Persons..........................................................................  17

       15.7     Status of Participants...................................................................  17

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                            ATRIX LABORATORIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

     The Board of Directors of Atrix Laboratories, Inc., a Delaware corporation, has adopted this Executive Deferred Compensation Plan effective June 3, 2002.

1.   PURPOSE

         The primary purpose of the Plan is to provide deferred compensation to a select group of management and highly compensated employees through an unfunded "top hat" arrangement exempt from the fiduciary, funding, vesting, and plan termination insurance provisions of Title I and Title IV of the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.   DEFINITIONS AND CAPITALIZED TERMS

         The capitalized terms, set forth in alphabetical order defined below, are used throughout the Plan.

               (a) "Account" refers to the bookkeeping entries established and maintained by the Plan Administrator for the purpose of recording (i) the amounts of Compensation deferred by an Employee under the Plan, (ii) any investment earnings or losses with respect to those amounts, and (iii) any distributions to an Employee or Beneficiary.

               (b) "Affiliate" refers to any other entity controlled by, in control of, or under common control with the Company.

               (c) "Beneficiary" refers to the person or entity selected to receive any portion of an Employee's Account that has not been distributed from the Plan at the time of the Employee's death. Such designation shall be on a Beneficiary Designation Form in the form set forth in Exhibit C or otherwise approved by the Plan Administrator.

               (d) "Board" or "Board of Directors" refers to the Board of Directors of the Company.

               (e) "Change in Control" refers to a change in ownership or control of the Company effected through either of the following transactions:

                    (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

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                    (iii) the complete liquidation or dissolution of the
Company;

                    (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

                    (v) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities; or

                    (vi) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who are Continuing Directors.

               (f) "Code" refers to the Internal Revenue Code of 1986, as amended from time to time.

               (g) "Company," "Corporation" or "Employer" refers to Atrix Laboratories, Inc., a Delaware corporation, and all subsidiary corporations.

               (h) "Compensation" refers to an Employee's gross salary, including any commissions, bonuses or awards, payable by the Company after an Employee first becomes eligible to participate in the Plan and during the period through which such participation continues.

               (i) "Continuing Directors" means members of the Board who either
(i) have been Board members continuously for a period of at least thirty-six
(36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

               (j) "Deferred Bonus" means a bonus from the Company to an eligible Employee for a Plan Year that is in addition to the Employee's Compensation, but which shall be treated for all purposes of the Plan as Compensation deferred by the eligible Employee under the Plan.

               (k) "Disabled" or "Disability" refers to a physical or mental condition of an Employee which (i) occurs after an Employee first defers Compensation under the Plan, (ii) results from an injury, disease or disorder, and (iii) renders the Employee totally and permanently incapable of continuing in his or her customary employment with the Company. In determining whether an Employee is disabled, the Plan Administrator may rely upon the conclusions of any insurance carrier that has issued a policy of disability income insurance covering the Employee or upon the conclusions of any physician acceptable to the Plan Administrator. An Employee automatically will satisfy the requirements under the Plan, with respect to submission of evidence of disability, throughout the period that he or she remains qualified for Social Security disability benefits. Any Employee who believes

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that he or she is entitled to any advantage, benefit, or other consideration under the Plan as a result of being Disabled shall apply to the Plan Administrator for such consideration and shall provide any evidence of Disability which the Plan Administrator in its discretion may request in a manner consistent with the Americans with Disabilities Act of 1990, as amended, and other relevant laws.

               (l) "Effective Date" refers to June 3, 2002 with respect to Compensation first earned, determined or payable after that date.

               (m) "Employee" refers to any employee, within the meaning of
Section 3121(d) of the Code, who is highly compensated or who is a member of management selected by the Plan Administrator to participate in the Plan. The Plan Administrator shall determine whether an employee is to be considered highly compensated. Where the Plan Administrator considers appropriate in applying the provisions of the Plan, the term Employee shall include only persons who are Participants or Inactive Participants under the Plan.

               (n) "ERISA" refers to the Employee Retirement Income Security Act of 1974, as amended from time to time.

               (o) "Hardship" refers to an Employee's immediate and heavy financial need caused by an unforeseeable emergency, as described in Treasury Regulations Section 1.457-2(h)(4) and (5). In general, but without limitation, the Plan Administrator shall approve a Hardship withdrawal from an Employee's Account if the reduction does not exceed the amount needed to pay for the following unreimbursed expenses: (i) medical care expenses defined in Code
Section 213(d) and incurred (or to be incurred) during the calendar year by the Employee, or his or her spouse or dependents (as described in Code Section 152) as a result of a sudden or unexpected illness or accident; (ii) loss of an Employee's property as a result of a casualty or other extraordinary, unforeseeable circumstances attributable to forces beyond the Employee's control; and (iii) other costs recognized by the Plan Administrator to pose an immediate and heavy financial need on the Employee as a result of an unforeseeable emergency or other factors beyond an Employee's control.

               (p) "Inactive Participant" refers to an Employee who deferred Compensation under the Plan during a previous Plan Year but who does not defer any Compensation payable during the current Plan Year.

               (q) "Participant" refers to an eligible Employee who elects to defer under the Plan part or all of his or her Compensation payable during the current Plan Year or who receives a Deferred Bonus.

               (r) "Plan" refers to this Atrix Laboratories, Inc. Executive Deferred Compensation Plan

               (s) "Plan Administrator" refers to the Board, a committee of the Board, or one or more officers of the Company appointed by the Board to administer the Plan.

               (t) "Plan Year" refers to the period of 12 consecutive months commencing on the first day of January of each year. The initial plan year shall commence on the Effective Date of the Plan and end on the final day of December.

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               (u) "Qualified Plan" refers to the Company's tax qualified individual account cash or deferred compensation plan subject to the limits imposed by Code Sections 401(a)(4), 401(k), 401(m), 402(g) and 415.

               (v) "Service" and "Years of Service" have the meanings specified in Code Section 411(a)(4) and (5)(A) and the regulations thereunder.

               (w) "Termination of Employment" refers to an Employee's (i) separation from service with the Company, (ii) refusal or failure to return to work within three (3) working days after the date requested by the Company, or
(iii) failure to return to work at the conclusion of a leave of absence. This definition does not imply retirement from employment.

3.   ELIGIBILITY

         The Plan Administrator may, from time to time, designate by name those Employees of the Company who are eligible to participate in the Plan for one or more Plan Years and the date upon which each such Employee's participation may commence. All designated Employees shall be notified by the Plan Administrator of their eligibility to participate. An Employee shall not be eligible to participate in the Plan during the Plan Year immediately following the Plan Year in which the Employee receives a Hardship withdrawal from the Plan. The effective date of any such ineligibility under the preceding two sentences shall be the first day of the Plan Year coinciding with or next following the date on which the Plan Administrator provides the Employee with written notice of revocation of eligibility. An Employee's eligibility to participate in the Plan does not confer upon the Employee any right to any award, bonus, Deferred Bonus or other remuneration of any kind.

4.   DEFERRAL OF COMPENSATION

     4.1 Election to Defer

               An Employee who is eligible to participate in the Plan may elect to defer the receipt of Compensation by completing an Election of Deferral Form in the form set forth in Exhibit A (the "Election Deferral Form") or otherwise approved by the Plan Administrator. Pursuant to the Election of Deferral Form, an eligible Employee may elect to defer any fixed dollar amount of his or her Compensation up to the whole thereof (reduced by any amounts of tax that must be withheld from such Compensation). In addition to any Compensation deferred pursuant to an election on the Election of Deferral Form, the Plan Administrator, in its sole discretion, may authorize a Deferred Bonus for an eligible Employee for any Plan Year(s) that is in addition to the Employee's Compensation, but which shall be treated for all purposes of the Plan as Compensation deferred under the Plan.

     4.2 Date of Deferral

               An eligible Employee must submit his or her Election of Deferral Form to the Plan Administrator no later than the last day of the deferral election period. The last day of the deferral election period shall be (a) the last day preceding the Plan Year in which the eligible Employee will

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render the services for which he or she will receive any amount of the
Compensation payable to the Employee during that year or (b) in the first year in which the Company implements the Plan or in which an Employee first becomes eligible to participate, the Employee may make his or her election within the first 30 days after the later of (i) the date the Plan becomes effective or (ii) the date the Employee becomes eligible to participate.

     4.3 Multiple Elections

               An election to defer Compensation shall be effective on the date an eligible Employee delivers a completed Election of Deferral Form to the Plan Administrator; provided, however, that, if the eligible Employee delivers another properly completed Election of Deferral Form to the Plan Administrator prior to the close of the deferral election period described in Section 4.2, the deferral election on the form bearing the latest date shall control. After the last day of the election period, the controlling election made prior to the close of the period shall be irrevocable.

     4.4 Annual Elections

               In order to defer a different portion of Compensation earned in any Plan Year, an eligible Employee must submit at least one completed Election of Deferral Form during the Plan Year immediately preceding the start of the subsequent Plan Year during which the Employee wishes to have the revised deferral election apply. If an Employee fails to make such a submission, the Employee will be deemed to have elected to continue deferring the same amount of Compensation that the Employee deferred in the preceding Plan Year.

     4.5 No Hardship Adjustments

               After an annual election has taken effect for any Plan Year, a Participant may not increase or decrease the amount of Compensation to be deferred during that Plan Year; except that an Employee has the option to cease all deferrals under the Plan during the Plan Year if such cessation would relieve the Employee of one or more Hardships without any Hardship withdrawal under Section 7.2(a) of the Plan. If a Hardship withdrawal is made during a Plan Year under Section 7.2(a) of the Plan, then deferral of the Employee's Compensation under the Plan shall automatically cease during that Plan Year and the Plan Year immediately following the Plan Year in which the Employee receives the Hardship withdrawal.

5.   DEFERRED COMPENSATION ACCOUNTS

     5.1 Maintenance of Accounts

               The Plan Administrator shall maintain one or more Accounts with respect to any Compensation deferred by an eligible Employee under Article 4 above. The Plan Administrator shall credit the Account with the full amount of Compensation deferred in any monthly period. If the Compensation deferred is subject to federal or state employment taxes (e.g., taxes under the Federal Insurance Contributions Act or Federal Unemployment Tax Act), said taxes shall be withheld and deducted from a portion of the Employee's Compensation not deferred under the Plan or shall reduce the amount of Compensation to be deferred if necessary. A Participant or Inactive Participant shall be

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fully vested at all times in amounts deferred under Article 4 above, as adjusted for any investment earnings or loss accruals, or distributions as described below.

     5.2 Investment Elections

               In accordance with rules, procedures and options established by the Plan Administrator, a Participant, Inactive Participant or Beneficiary shall have the right to direct the investment of his or her Account in one or more mutual funds that have been approved by the Plan Administrator for this purpose. A Participant, Inactive Participant or Beneficiary shall direct the investment of his or her Account by submitting to the Plan Administrator a properly completed and executed Investment Direction Form, in the form set forth in Exhibit B (the "Investment Direction Form") or otherwise approved by the Plan Administrator. Although the Plan Administrator shall have the obligation to follow such investment directions, the Plan Administrator, in its sole discretion, may satisfy its obligation from time to time in one or both of the following ways. First, the Plan Administrator may invest assets allocable to the Participant's, Inactive Participant's or Beneficiary's Account in the specific investments, in the specific amounts and for the specific periods directed by the Participant, Inactive Participant or Beneficiary; and the Plan Administrator must credit or charge such Account with the earnings or losses resulting from such investments. Second, the Plan Administrator may invest assets allocable to the Participant's, Inactive Participant's or Beneficiary's Account in any manner, in any amount and for any period of time which the Plan Administrator in its sole discretion may select; but the Plan Administrator must credit or charge such Account with the same earnings or losses that the Participant, Inactive Participant or Beneficiary would have incurred if the Plan Administrator had invested the assets allocable to such Account in the specific investments, in the specific amounts and for the specific periods directed by the Participant, Inactive Participant or Beneficiary. In accordance with procedures established by the Plan Administrator, a Participant, Inactive Participant or Beneficiary may change his or her investment directions effective as of the first day of any calendar quarter. Such changes may be made by submitting to the Plan Administrator a properly completed and executed Investment Direction Form, no fewer than 15 days preceding the effective date of the change. If the Participant, Inactive Participant or Beneficiary fails to provide any investment directions at a time when the Participant, Inactive Participant or Beneficiary has an interest in the Company's Qualified Plan, the Plan Administrator may follow the then current investment directions for the Participant's, Inactive Participant's or Beneficiary's interest in the Company's Qualified Plan. If the Plan is determined to be subject to the fiduciary provisions of Part 4 of Title I of ERISA, the Plan shall be treated as a plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1, in which plan fiduciaries may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by a Participant, Inactive Participant or Beneficiary.

     5.3 Investment Earnings or Losses

               Any amounts credited to the Account of a Participant, Inactive Participant or Beneficiary as a result of the deferral of all or part of a Participant's or Inactive Participant's Compensation may increase or decrease as a result of the Plan Administrator's investment of such amounts during the Plan Year, as described in Section 5.2 above. A Participant's, Inactive Participant's or Beneficiary's investment earnings or losses under this Section 5.3 shall be credited to the Account of the Participant, Inactive Participant or Beneficiary, as determined in good faith by the Plan Administrator. The Plan Administrator shall allocate to the Participant's, Inactive Participant's or

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Beneficiary's Account the full amount of the earnings and losses from the investments selected by the Participant, Inactive Participant or Beneficiary pursuant to Section 5.2 above, and any foreign, federal, state or local income or employment tax consequences attributable to such investment earnings or losses shall be borne by the Company.

     5.4 Investment of Unpaid Balances

               The unpaid balance of all Accounts payable under the Plan shall continue to be credited with the investment earnings or losses described in Sections 5.2 and 5.3 above.

     5.5 Company's General Assets

               All Compensation deferred under the Plan and all amounts credited to a Participant's or Inactive Participant's Account under the Plan (a) are the general assets of the Company, (b) may be used in the operation of the Company's business or in any other manner permitted by law, and (c) remain subject to the claims of the Company's general unsecured creditors. Title to any amounts deferred under the Plan or credited to a Participant's or Inactive Participant's Account remains in the Company and neither Participant, Inactive Participant nor his or her Beneficiary has any property interests whatsoever in said amounts, except as general unsecured creditors of the Company.

6.   EFFECT ON EMPLOYEE BENEFITS

         Amounts deferred under the Plan or distributed pursuant to the terms of the Plan are not taken into account in the calculation of an Employee's benefits under any employee pension or welfare benefit program or under any other compensation practice maintained by the Company, except to the extent provided in such program or practice.

7.   PAYMENT OF DEFERRED COMPENSATION ACCOUNTS

     7.1 Income Tax Obligations

               If an Employee is assessed federal, state or local income taxes by reason of, and computed on the basis of, his or her undistributed deferred Compensation or undistributed investment earnings accrued on his or her Account, the Employee shall notify the Plan Administrator in writing of such assessment and there shall be distributed from the Employee's Account deferred Compensation or accrued investment earnings in an amount equal to such tax assessment, together with any interest due and penalties assessed thereupon within 30 days following such notice; provided however, that if the Plan Administrator determines that such assessment is improper, it may request that the Employee contest the assessment, at the expense of the Company (which expense shall include all costs of appeal and litigation, including legal and accounting fees, and any additional interest assessed on the deficiency from and after the date of the Employee's notice to the Plan Administrator); and during the period such contest is pending, the sums otherwise distributable pursuant to this Section
7.1 shall not be distributed. To the extent that such payment by the Company constitutes taxable income to the Employee, the Company shall pay to the Employee an amount equal to the sum of all taxes (including any interest or penalties (other than interest and penalties imposed by reason of the Employee's failure

                                       7
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to file timely a tax return or pay taxes shown due on the return)) imposed on such taxable income and on the payments made under this Section 7.1.

     7.2 In-Service Withdrawals/Distributions

               (a) Withdrawals to Meet Hardships

               If at any time following the first anniversary of initial participation in the Plan, an Employee incurs a Hardship, the Employee may, by written notice to the Plan Administrator, request that all or any specified part of his or her Account but not less than $10,000 per withdrawal be paid to the Employee; and such distribution, if approved by the Plan Administrator, shall be made in a lump sum within 30 days following the Plan Administrator's receipt of such notice. The Plan Administrator shall have exclusive authority to determine whether to make a Hardship distribution from an Employee's Account but shall not unreasonably deny a request for such a distribution. The Plan Administrator's decision shall be final and binding on all parties. Any Hardship withdrawals from an Account shall reduce the amount available for subsequent distributions from the Account, as the Plan Administrator in good faith may determine. Prior to the termination of his or her employment, a Participant may not withdraw any funds from his or her Account, except as provided in this Section 7.2(a). If a Hardship withdrawal is made during a Plan Year under this Section 7.2(a), then deferral of the Employee's Compensation under the Plan shall automatically cease during that Plan Year and the Plan Year immediately following the Plan Year in which the Employee receives the Hardship withdrawal.

               (b) Distribution of Deferred Bonus

               The Plan Administrator shall distribute in a lump sum from a Participant's or Inactive Participant's Account an amount equal to the Deferred Bonus and all investment earnings or losses attributable to such Deferred Bonus in accordance with Sections 5.2 and 5.3 above (the "Resulting Deferred Bonus") on the distribution date selected by the Participant or Inactive Participant on the Election of Deferral Form for distribution of Deferred Bonuses. The Plan Administrator, in its sole discretion, may limit the Participant's or Inactive Participant's choice of distribution dates or may mandate a specific distribution date on the Election of Deferral Form. If the amount of a Participant's or Inactive Participant's Account is less than the amount of the Resulting Deferred Bonus to be distributed, then the Plan Administrator shall distribute in a lump sum the amount remaining in the Participant's or Inactive Participant's Account. In the absence of a mandatory distribution date or an election to receive an in-service distribution of the Resulting Deferred Bonus, the resulting Deferred Bonus shall be distributed in the same manner and at the same time as any other Compensation deferred by the Participant or Inactive Participant under the Plan.

     7.3 Termination of Employment

               Upon termination of the employment of a Participant or Inactive Participant for any reason other than retirement after reaching age sixty-five
(65), the Plan Administrator shall distribute his or her Account under the Plan in a lump sum. The payment from the Account shall be made within 90 days following the date in which the termination of employment occurs.

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     7.4 Disability

               Upon the Disability of a Participant or Inactive Participant prior to termination of employment, the Plan Administrator shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant on the Election of Deferral Form in the form set forth in Exhibit A, in a lump sum or in 60 or more (but not more than 180) monthly installments such that the Account depletes. In the absence of such election, the Participant or Inactive Participant shall be distributed his or her Account under the Plan in 180 monthly installments such that the Account depletes. The payment from the Account shall occur or commence on the first day of the second month following the date in which the Disability results in the Employee's termination of employment. Prior to the death of the Participant or Inactive Participant, during any period in which a Participant or Inactive Participant remains Disabled, he or she (or his or her legal representative) may request Hardship withdrawals from any undistributed portion of his or her Account. Any such Hardship withdrawals shall reduce the amount available for subsequent distributions from the Account, as the Plan Administrator in good faith may determine.

     7.5 Retirement

               Upon the Participant or Inactive Participant reaching sixty-five
(65) years of age, and terminating employment, the Plan Administrator shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant on the Election of Deferral Form in the form set forth in Exhibit A, in a lump sum or in 60 or more (but not more than 180) monthly installments such that the Account depletes. In the absence of such election, the Participant or Inactive Participant shall be distributed his or her Account under the Plan in 180 monthly installments such that the Account depletes. The initial payment from the Account shall occur or commence on the first day of the second month following the date in which the retirement results in the Employee's termination of employment.

     7.6 Death Prior to Commencement of Distributions

               Upon the death of a Participant or Inactive Participant prior to the commencement of any distribution under Sections 7.4 or 7.5 above, the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary, in a lump sum. The distribution from the Account shall be made on the first day of the third month following the month in which the death of the Participant or Inactive Participant occurs. During the period between the death of the Participant or Inactive Participant and the distribution to the Beneficiary, the Beneficiary may request Hardship withdrawals from any undistributed portion of his or her Account. Any such Hardship withdrawals shall reduce the amount available for the subsequent distribution from the Plan, as the Plan Administrator in good faith may determine.

     7.7 Death After Commencement of Distributions

               Upon the death of a Participant or Inactive Participant after the commencement of any distribution in accordance with Sections 7.4 or 7.5 above, the balance remaining in the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary in accordance with the terms elected by the Participant or Inactive Participant under Sections 7.4 or 7.5.

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     7.8 Withholding and Other Tax Consequences

               From any payments made under the Plan, the Company shall withhold any taxes or other amounts which foreign, federal, state or local law requires the Company to deduct, withhold and deposit. The Plan Administrator's determination of the type and amount of taxes to be withheld from any payment shall be final and binding on all persons having or claiming to have an interest in the Plan or in any Account under the Plan.

8.   FUNDING

         All amounts deferred under the Plan remain or become general assets of the Company. All payments under the Plan shall come from the general assets of the Company. No specific assets of the Company secure the amounts credited to an Employee's Account. The Plan shall not be construed to require the Company to fund any of the benefits provided hereunder or to establish a trust or purchase an insurance policy or other product for such purpose. The Plan Administrator may make such arrangements as it desires to provide for the payment of benefits. Neither an Employee, Participant or Inactive Participant nor his or her Beneficiary or estate shall have any rights against the Company with respect to any portion of any Account under the Plan except as general unsecured creditors. No Employee, Participant, Inactive Participant, Beneficiary or estate has an interest in any Account under the Plan until the Employee, Participant, Inactive Participant, Beneficiary or estate actually receives payment from the Account.

9.   NON-ALIENATION OF BENEFITS

         The interest of any Employee, Participant, Inactive Participant or Beneficiary shall not be subject to sale, assignment, transfer, conveyance, hypothecation, encumbrance, garnishment, attachment, anticipation, pledge, alienation or other disposition prior to actual distribution from the Plan; and any attempt to effect such disposition shall be void. No portion of any Account shall, prior to receipt thereof, be subject to the debts, contracts, liabilities, or engagements of any Employee, Participant, Inactive Participant or Beneficiary. Nothing in the preceding sentence shall prohibit the Plan Administrator from recovering from an Employee, Participant, Inactive Participant or Beneficiary any payments to which he or she was not entitled under the Plan.

10.  LIMITATION OF RIGHTS

         Nothing in the Plan document or in any related instrument shall cause the Plan to be treated as a contract of employment within the meaning of the Federal Arbitration Act, 9 U.S.C. 1 et seq., or shall be construed as evidence of any agreement or understanding, express or implied, that the Company (a) will employ any person in any particular position or level of Compensation, (b) will offer any person initial or continued participation or awards in any commission, bonus or other compensation program, or (c) will continue any person's employment with the Company.

11.  BEST PAYMENTS

         (a) If the gross amount of any payment or benefit under the Plan, either separately or in combination with any other payment or benefit payable by the Company or any of its affiliates or pursuant to a plan of the Company or an affiliate, would constitute a parachute payment within the meaning of the Code
Section 280G, then the total payments and benefits accrued and payable under the Plan shall not exceed the amount necessary to maximize the amount receivable by the Employee after payment of all employment, income and excise taxes imposed on the Employee with respect to such payments or benefits.

         (b) The Employee may elect by written notice which items of compensation, if any, shall be reduced so as to meet the requirements of Section 11(a) above. If there is a dispute between the Plan Administrator and the Employee regarding (i) the extent, if any, to which any payments or benefits to the Employee are parachute payments or excess parachute payments, under Code
Section 280G, or (ii) the base amount of such Employee's Compensation under Code
Section 280G, or (iii) the status of such Employee as a disqualified individual, under Code Section 280G, such dispute shall be resolved in the same manner as a claim for benefits under the Plan.

         (c) Within 60 days of a change in ownership or control within the meaning of Code Section 280G or, if later, within 30 days of the Employee's receiving notice of termination of employment from the Company or the Company's receiving notice of termination of employment from the Employee, either the Employee or the Plan Administrator may request (i) a determination of the amount of any parachute payment, excess parachute payment, or base amount of compensation, or (ii) a determination of the reduction necessary to maximize the net receipts of the Employee as described in Section 11(a) above. The Company shall pay any fees, costs or expenses incurred by the Employee in connection with such determinations. To the extent that such payment by the Company constitutes taxable income to the Employee, the Company shall pay to the Employee an amount equal to the sum of all taxes (including any interest or penalties (other than interest and penalties imposed by reason of the Employee's failure to file timely a tax return or pay taxes shown due on the return)) imposed on such taxable income and on the payments made under this Section 11(c).

12.  NOTICE UNDER WARN

         Any amounts paid (a) to any Employee under the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") or under any other laws regarding termination of employment, or (b) to any third party for the benefit of said Employee or for the benefit of his or her dependents shall not be offset or reduced by any amounts paid or determined to be payable by the Company to said Employee or to his or her Beneficiary under the Plan.

13.  AMENDMENT OR TERMINATION OF THE PLAN

         (a) Prior to a Change in Control, the Plan Administrator may modify, suspend or terminate the Plan in any manner that does not (i) reduce any benefits accrued under the Plan or (ii) constitute a forfeiture of any benefits vested under the Plan without the written consent of the affected
Participant(s).

         (b) Subsequent to a Change in Control, the Plan Administrator may amend, modify or terminate the Plan; provided, however, that no such amendment, modification or termination of the Plan will affect adversely the right of a Participant or Beneficiary with respect to his or her Account as of the day prior to the date of the amendment, modification or termination. Such Account will continue to be subject to and governed by the terms of the Plan as set forth in the Plan document on the day prior to the date of the amendment, modification or termination. In addition, subsequent to a Change in Control, no change may be made to the investment options that were available to Participants and Beneficiaries under Section 5.2 and Exhibit B of the Plan on the day prior to the Change in Control. Notwithstanding the foregoing, subsequent to a Change in Control, the Plan Administrator may distribute the entire value of all Accounts in lump sum payments to all Participants and Beneficiaries.

         (c) The Plan shall terminate immediately if a court of competent jurisdiction determines that the Plan is not exempt from the fiduciary provisions of Part 4 of Title I of ERISA. The Plan shall terminate as of the date it ceased to be exempt.

         (d) Upon termination of the Plan, the Plan Administrator shall distribute all Accounts, as determined by the Plan Administrator (i) in a lump sum to all Participants or (ii) in accordance with the method designated by Participants at the time of their deferrals.

14.  ADMINISTRATIVE PROCEDURES AND DISPUTE RESOLUTION

     14.1 Plan Administrator

               The Plan Administrator shall be the Board, a committee of the Board, or one or more officers of the Company appointed by the Board to administer the Plan. The Plan Administrator shall act on behalf of the Company in discharging the duties of the Company in administering the Plan. No member of the Plan Administrator who is also a full-time officer or employee of the Company shall receive compensation with respect to his or her service as Plan Administrator. Any member of the Plan Administrator may resign as a Plan Administrator by delivering his or her written resignation to the Board. The Board may remove any member of the Plan Administrator by providing him or her with written notice of the removal.

     14.2 Plan Administrator Organization and Procedures

               (a) The Board may designate a chairperson from the members of the Plan Administrator. The Plan Administrator may appoint a secretary, who may or may not be a member of the Plan Administrator. The secretary shall have the primary responsibility for keeping a record of all meetings and acts of the Plan Administrator and shall have custody of all documents, the preservation of which shall be necessary or convenient to the efficient functioning of the Plan Administrator. The chairperson or another member of the Plan Administrator, as designated by the chairperson, on behalf of the Company may sign all reports required by law.

               (b) The Plan Administrator shall act by a majority of its members in office and may adopt such rules and regulations as it deems desirable for the conduct of its affairs. If the Company, the Plan, any Participant or Inactive Participant is or becomes subject to any rules of the

Securities and Exchange Commission or any national or regional securities exchange, the Plan Administrator shall take any actions which are necessary or desirable for the maintenance, modification or operation of the Plan in accordance with those rules.

     14.3 Administrative Authority

               The Plan Administrator have discretionary authority to perform all functions necessary or appropriate to the operation of the Plan, including without limitation authority to (a) construe and interpret the provisions of the Plan document and any related instrument and determine any question arising under the Plan document or related instrument, or in connection with the administration or operation thereof; (b) determine in its sole discretion all facts and relevant considerations affecting the eligibility of any Employee to be or become a Participant; (c) decide eligibility for, and the amount of, benefits for any Participant, Inactive Participant or Beneficiary; (d) authorize and direct all disbursements under the Plan; and (e) employ and engage such persons, counsel and agents and to obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provisions of the Plan. The Company shall be the "administrator" as defined in Section 3(16)(A) of ERISA for purposes of the reporting and disclosure requirements of ERISA and the Code. The Chief Executive Officer of the Company shall be the agent for service of process on the Plan.

     14.4 Expenses

               All reasonable expenses, which are necessary to operate and administer the Plan, shall be paid directly by the Company. All reasonable costs incurred by a Plan Administrator member in the discharge of the Company's or his or her duties under the Plan shall be paid or reimbursed by the Company. Such costs shall include fees or expenses arising from the Plan Administrator's retention, with the consent of the Company, of any attorneys, accountants, actuaries, consultants or recordkeepers required by the Plan Administrator to discharge its duties under the Plan. Nothing in the preceding two sentences or in any other provisions of the Plan shall require the Company to pay or reimburse any Plan Administrator member or any other person for any cost, liability, loss, fee or expense incurred by the Plan Administrator member or other person in any dispute with the Company; nor may any Plan Administrator member or other person reimburse himself, herself or itself from any Plan contributions or from the principal or income of investment or funding vehicle for the Plan for any such cost, liability, loss, fee or expense.

     14.5 Insurance

               The Plan Administrator may, but need not, obtain liability insurance to protect the Company's directors, officers, employees or representatives against loss in the discharge of their responsibility in the operation of the Plan.

     14.6 Claims Procedure

               (a) A claim for benefits shall be considered filed only when actually received by the Plan Administrator.

               (b) Any time a claim for benefits is wholly or partially denied, the Participant, Inactive Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such denial within 30 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 30 day period. The extension shall expire within 60 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

     14.7 Appeal Procedures

               (a) Any person who has had a claim for benefits denied by the Plan Administrator, or is otherwise adversely affected by the action or inaction of the Plan Administrator, shall have the right to request review by the Plan Administrator. Such request must be in writing, and must be received by the Plan Administrator within 60 days after such person receives notice of the Plan Administrator's action. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

               (b) The Plan Administrator shall then review the claim. The Plan Administrator may issue a written decision reaffirming, modifying or setting aside its former action within 30 days after receipt of the written request for review, or 60 days if special circumstances require an extension. The Claimant shall be notified in writing of any such extension within 30 days following the request for review. An original or copy of the decision shall be furnished to the Claimant. The decision shall set forth the reasons and pertinent Plan provisions or relevant laws on which the decision rests. The decision shall be final and binding upon the Claimant and the Plan Administrator and all other persons having or claiming to have an interest in the Plan or in any Account established under the Plan.

     14.8 Arbitration

               (a) Any Participant's, Inactive Participant's or Beneficiary's claim remaining unresolved after exhaustion of the procedures in Sections 14.6 and 14.7 (and to the extent permitted by law any dispute concerning any breach or claimed breach of duty regarding the Plan) shall be settled solely by binding arbitration at the Employer's principal place of business at the time of the arbitration, in accordance with the Employee Benefit Plan Claims Arbitration Rules of the American Arbitration Association. Judgment on any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Company shall pay the Company's and the Participant's, Inactive Participant's or Beneficiary's fees and costs of presenting his, her or its case in arbitration, as well as all other costs of arbitration, including the costs of any transcript of the proceedings, administrative fees, and the arbitrator's fees. To the extent that such payment by the Company constitutes taxable income to the Participant, Inactive Participant or Beneficiary, the Company shall pay to the Participant, Inactive Participant or Beneficiary an amount equal to the sum of all taxes (including any interest or penalties (other than interest and penalties imposed by reason of the Participant's, Inactive Participant's or Beneficiary's failure to file timely a tax return or pay taxes shown due on the return)) imposed on such taxable income and on the payments made under this
Section 14.8(a).

               (b) Except as otherwise specifically provided in the Plan, the provisions of this Section 14.8 shall be absolutely exclusive for any and all purposes and fully applicable to each and every dispute regarding the Plan including any claim which, if pursued through any state or federal court or administrative proceeding, would arise at law, in equity or pursuant to statutory, regulatory or common law rules, regardless of whether such claim would arise in contract, tort or under any other legal or equitable theory or basis. The arbitrator who hears or decides any claim under the Plan shall have jurisdiction and authority to award only Plan benefits and prejudgment interest; and apart from such benefits and interest, the arbitrator shall not have any authority or jurisdiction to make any award of any kind including, without limitation, compensatory damages, punitive damages, foreseeable or unforeseeable economic damages, damages for pain and suffering or emotional distress, adverse tax consequences or any other kind or form of damages. The remedy, if any, awarded by such arbitrator shall be the sole and exclusive remedy for each and every claim which is subject to arbitration pursuant to this Section 14.8. Any limitations on the relief that can be awarded by the arbitrator are in no way intended (i) to create rights or claims that can be asserted outside arbitration or (ii) in any other way to reduce the exclusivity of arbitration as the sole dispute resolution mechanism with respect to the Plan.

               (c) The Plan and the Company will be the necessary parties to any action or proceeding involving the Plan. No person employed by the Company, no Participant, Inactive Participant or Beneficiary or any other person having or claiming to have an interest in the Plan will be entitled to any notice or process, unless such person is a named party to the action or proceeding. In any arbitration proceeding all relevant statutes of limitation shall apply. Any final judgment or decision that may be entered in any such action or proceeding will be binding and conclusive on all persons having or claiming to have any interest in the Plan.

     14.9 Notices

               Any notice from the Company or the Plan Administrator to an Employee, Participant, Inactive Participant or Beneficiary regarding the Plan may be addressed to the last known residence of said person as indicated in the records of the Company. Any notice to, or any service of process upon, the Company or the Plan Administrator with respect to the Plan may addressed as follows:

               Chief Financial Officer
               Atrix Laboratories, Inc.
               2579 Midpoint Drive
               Fort Collins, CO 80525

     14.10 Indemnification

               To the extent permitted by law, the Company shall, and hereby does, indemnify and hold harmless any director, officer or employee of the Company who is or may be deemed to be responsible for the operation of the Plan, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from a duty, act, omission or decision with respect to the Plan, so long as such duty, act, omission or decision does not involve gross negligence or willful misconduct on the part of such director, officer or employee. Any individual so indemnified shall, within 10 days after receipt of notice of any action, suit or proceeding, notify the Chief Executive Officer of the Company and offer in writing to the Chief Executive Officer the opportunity, at the Company's expense, to handle and defend such action, suit or proceeding, and the Company shall have the right, but not the obligation, to conduct the defense in any such action, suit or proceeding. An individual's failure to give the Chief Executive Officer such notice and opportunity shall relieve the Company of any liability to said individual under this Section
14.10. The Company may satisfy its obligations under this provision (in whole or in part) by the purchase of insurance. Any payment by an insurance carrier to or on behalf of such individual shall, to the extent of such payment, discharge any obligation of the Company to the individual under this indemnification.

15.  MISCELLANEOUS

     15.1 Alternative Acts and Times

               If it becomes impossible or burdensome for the Plan Administrator to perform a specific act at a specific time required by the Plan, the Plan Administrator may perform such alternative act which most nearly carries out the intent and purpose of the Plan and may perform such required or alternative act at a time as close as administratively feasible to the time specified in the Plan for such performance. Nothing in the preceding sentence shall allow the Plan Administrator to accelerate or defer any payments to Participants or Inactive Participants under the Plan, except as otherwise expressly permitted herein.

     15.2 Masculine and Feminine, Singular and Plural

               Whenever used herein, pronouns shall include both genders, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

     15.3 Governing Law and Severability

               The Plan shall be construed in accordance with the laws of the State of Colorado (exclusive of its rules regarding conflicts of law) to the extent that such laws are not preempted by ERISA or other federal laws. If any provision of the Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of the Plan which shall be construed as if said illegal or invalid provision had never been included.

     15.4 Facility of Payment

               If the Plan Administrator, in its sole discretion, determines that any Employee, Participant, Inactive Participant or Beneficiary by reason of infirmity, minority or other disability, is physically, mentally or legally incapable of giving a valid receipt for any payment due him or her or is incapable of handling his or her own affairs and if the Plan Administrator is not aware of any legal representative appointed on his or her behalf, then the Plan Administrator, in its sole discretion, may direct (a) payment to or for the benefit of the Employee, Participant, Inactive Participant or Beneficiary; (b) payment to any person or institution maintaining custody of the Employee, Participant, Inactive Participant or Beneficiary; or (c) payment to any other person selected by the Plan Administrator to receive, manage and disburse such payment for the benefit of the Employee, Participant, Inactive Participant or Beneficiary. The receipt by any such person of any such payment shall be a complete acquittance therefor; and any such payment, to the extent thereof, shall discharge the liability of the Company, the Plan Administrator, and the Plan for any amounts owed to the Employee, Participant, Inactive Participant or Beneficiary hereunder. In the event of any controversy or uncertainty regarding who should receive or whom the Plan Administrator should select to receive any payment under the Plan, the Plan Administrator may seek instruction from a court of proper jurisdiction or may place the payment (or entire Account) into such court with final distribution to be determined by such court.

     15.5 Correction of Errors

               Any crediting of Compensation or investment earnings or loss accruals to the Account of any Employee, Participant, Inactive Participant or Beneficiary under a mistake of fact or law shall be returned to the Company. If an Employee, Participant, Inactive Participant or Beneficiary in an application for a benefit or in response to any request by the Plan Administrator for information, makes any erroneous statement, omits any material fact, or fails to correct any information previously furnished incorrectly to the Plan Administrator, or if the Plan Administrator makes an error in determining the amount payable to an Employee, Participant, Inactive Participant or Beneficiary, the Plan Administrator may correct its error and adjust any payment on the basis of correct facts. The amount of any overpayment or underpayment may be deducted from or added to the next succeeding payments, as directed by the Plan Administrator. The Plan Administrator and the Company reserve the right to maintain any action, suit or proceeding to recover any amounts improperly or incorrectly paid to any person under the Plan or in settlement of a claim or satisfaction of a judgment involving the Plan.

     15.6 Missing Persons

               In the event a distribution of part or all of an Account is required to be made from the Plan to an Employee, Participant, Inactive Participant or Beneficiary, and such person cannot be located, the relevant portion of the Account shall escheat in accordance with the laws of the State of Colorado. If the affected Employee, Participant, Inactive Participant or Beneficiary later contacts the Company, his or her portion of the Account shall be reinstated and distributed as soon as administratively feasible. The Company shall reinstate the amount forfeited by reclaiming such amount from the State of Colorado, and allocating it to the Account of the affected Employee, Participant, Inactive Participant or Beneficiary. Prior to forfeiting any Account, the Company shall attempt to contact the Employee, Participant, Inactive Participant or Beneficiary by return receipt mail (or other carrier) at his or her last known address according to the Company's records, and, where practical, by letter-forwarding services offered through the Internal Revenue Service, or the Social Security Administration, or such other means as the Plan Administrator deems appropriate.

     15.7 Status of Participants

               In accordance with Revenue Procedure 92-65 Section 3.01(d), the Plan hereby provides:

               (a) Employees, Participants and Inactive Participants under the Plan shall have the status of general unsecured creditors of the Company;

               (b) The Plan constitutes a mere promise by the Company to make benefit payments in the future; and

               (c) It is the intention of the parties that the arrangements under the Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                            ATRIX LABORATORIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                      EXHIBIT A - ELECTION OF DEFERRAL FORM

1. I acknowledge that the terms and conditions of the ATRIX LABORATORIES, INC. EXECUTIVE DEFERRED COMPENSATION PLAN have been explained to me, including the tax consequences of my decision to participate in the Plan.

2. I agree to defer a portion of my current compensation, and to have that income paid to me at a later date pursuant to the terms and conditions of the Plan, which is incorporated by reference, in its entirety, in this Election of Deferral Form.

3. I understand that this Election of Deferral Form is not an employment agreement, does not guarantee that I will receive any predetermined amount of compensation, and does not guarantee that I will receive any bonus, or incentive compensation.

4. I understand that any compensation I defer will be held as an asset of Atrix Laboratories, Inc., and will remain subject to the claims of the general creditors of Atrix Laboratories, Inc.

ELECTION TO DEFER COMPENSATION

I hereby elect to defer the following amount from each of my paychecks:

         $_______ of my salary paid in calendar year 20____.

         $_______ of my bonus paid in calendar year 20____.

The foregoing election is voluntarily made by me after reviewing the terms of the Plan and with knowledge that this election is irrevocable until changed in accordance with the terms of the Plan.

RETIREMENT BENEFIT DISTRIBUTION REQUEST

The following supersedes any previous distribution request and applies to all amounts deferred during the current and future Plan Years, adjusted for earnings and losses credited to or charged against the Employee's Account. This election cannot be changed retroactively as to prior deferrals, without the consent of the Plan Administrator which may be withheld at its sole discretion.

In the event of either my:

     1.   Retirement on or after sixty-five (65) years of age, or

     2.   Disability.

I wish to receive my current and future deferrals in the following form: IF YOU CHECK (ii), YOU MUST INDICATE THE NUMBER OF MONTHS OVER WHICH INSTALLMENT DISTRIBUTIONS SHOULD CONTINUE.

         (i)  lump sum, payable at the earlier of my retirement date or the date
----          of actual termination of employment;

         (ii) in _______ substantially equal monthly installments. (at least 60
----          months but not to exceed 180 months)

          IF NONE OF THE ABOVE TWO REQUESTS APPLIES, THE COMPENSATION DEFERRED UNDER THE PLAN WILL BE PAYABLE, AS DESCRIBED AT SECTION 7.4 OR 7.5, IN 180 MONTHLY INSTALLMENTS BEGINNING UPON THE LATER OF THE RETIREMENT DATE OR ACTUAL TERMINATION OF EMPLOYMENT.

By executing this Election of Deferral Form the undersigned Employee hereby acknowledges that he or she has read and understood the Plan document and this Election of Deferral Form. Employee also acknowledges that he or she knowingly and voluntarily agrees to be bound by the provisions of the Plan, as amended from time to time, including those Plan provisions which require the resolution of disputes by binding out-of-court arbitration. Employee further acknowledges that he or she has had the opportunity to consult with counsel and/or other advisors of his or her own choosing with respect to all of the financial, tax and legal consequences of participating in the Plan.

This Election of Deferral Form is executed and agreed:

                                                                 (Election Date)
------------------------------------   -------------------------
(Signature of Employee)                        (Date)

------------------------------------
(Print Name of Employee)

------------------------------------
(Social Security Number of Employee)

AGREED:

ATRIX LABORATORIES, INC.

By:
    --------------------------------   -------------------------
                                               (Date)

                            ATRIX LABORATORIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                      EXHIBIT B - INVESTMENT DIRECTION FORM

The Plan Administrator agrees that it will credit deferred Compensation in the Employee's Account with earnings or losses from and after dates deferred amounts are credited to the Employee's Account. In determining the earnings or losses, the Plan Administrator will utilize the following investment directions, subject to the terms of the Plan. The Participant understands and agrees that he or she assumes all risk in connection with any decrease in the value of Compensation deferred under the Plan and invested in accordance with Sections 5.2 and 5.3 of the Plan.

NAME OF MUTUAL FUND                                    PERCENTAGE
-------------------                                    ----------

                                                                %
                                                                %
                                                                %
                                                                %
                                                                %
                                                                %
                                                                %
                                                                %
                                                                %
                                                                %
                                                             ---
                                                             100%
                                                             ===

         PARTICIPANT (PRINT NAME)
                                  ------------------------------------

         SIGNATURE
                   ---------------------------------------

         DATE
              -------------------

FILING ACKNOWLEDGEMENT

Filed with the records of the Company this ____ day of ______________, 20___.

By
   --------------------------------

-----------------------------------
Title

                                       B

                            ATRIX LABORATORIES, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                    EXHIBIT C - BENEFICIARY DESIGNATION FORM

I. _________________________ (Insert Employee's name as it appears in the Agreement.)

================================================================================

II. The above-named Employee's Revocable Beneficiary under the ATRIX LABORATORIES, INC. EXECUTIVE DEFERRED COMPENSATION PLAN is set forth below:

Primary Beneficiary(ies):         ____________________      ____________________

Relationship:                     ____________________      ____________________

Address:                          ____________________      ____________________

                                  ____________________      ____________________

Social Security Number:           ____________________      ____________________

Contingent Beneficiary(ies):      ____________________      ____________________

Relationship:                     ____________________      ____________________

Address:                          ____________________      ____________________

                                  ____________________      ____________________

Social Security Number:           ____________________      ____________________

================================================================================

III. If no individual beneficiary named is living at the Employee's death, the Beneficiary shall be the executor(s) or administrator(s) of the Employee's estate.

IV. This Designation of Beneficiary revokes all prior designations and shall be effective as of the date it is filed with the Company. The Employee retains the right to revoke this Designation of Beneficiary.

Dated at _______________, State of _______________, on _______________, 20__.


-----------------------------------    ------------------------------------
Signature of Employee                                Witness

FILING ACKNOWLEDGEMENT

Filed with the records of the Company this ___ day of _______________, 20____.

By
   ---------------------------

------------------------------
Title

                                       C